SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 13, 2002
                                                          ---------------




                          Coastal Banking Company, Inc.
                          -----------------------------
                            (Exact name of registrant
                          as specified in its charter)




   South Carolina                 333-86371              57-1076099
--------------------------------------------------------------------------------
  (State or other                (Commission         (I.R.S. Employer
  jurisdiction of                File Number)         Identification No.)
  incorporation)




              36 Sea Island Parkway, Beaufort, South Carolina        29902
             ----------------------------------------------------------------
               (Address of principal executive offices)            (Zip Code)




       Registrant's telephone number, including area code: (843) 522-1228
                                                           --------------




                                 Not Applicable
                     -------------------------------------
          (Former name or former address, if changed since lastreport.)

Item 9.  Regulation FD Disclosure.

         On August 13, 2002, the Chief Executive Officer, Randolph C. Kohn, and the Chief Financial Officer, Charlie T. Lovering, Jr., each furnished to the Securities and Exchange Commission the certification required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification is attached to this report as Exhibit 99.1.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COASTAL BANKING COMPANY, INC.



                                      By:      /s/ Randolph C. Kohn
                                         -----------------------------
                                      Name:    Randolph C. Kohn
                                      Title:   Chief Executive Officer

Dated: August 13, 2002

                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

99.1 Certification of the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
         Section 906 of the Sarbanes-Oxley Act of 2002.